UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

SOLUNA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

325 Washington Avenue Extension

Albany, New York

12205

(Address of Principal Executive Offices) (Zip Code)

(516) 216-9257

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	2023 Annual Meeting of Stockholders

The Company held the 2023 Annual Meeting of Stockholders virtually via the internet on June 29, 2023, at 10:00 a.m., Eastern Time. As of the record date for the meeting, the Company had 29,637,516 shares of the Company’s common stock outstanding, of which 18,530,664 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum.

As previously described in in the Company’s Proxy Statement, the holder of record of the one outstanding share of the Company’s Series X Preferred Stock was entitled to 50,000,000 votes, had the right to vote only on Proposal 3, and such votes were counted in the same proportion as the shares of common stock voted on Proposal 3. Holders of the Company’s common stock were entitled to one vote per share on each of the six proposals.

(b)	Annual Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the common stockholders at the Annual Meeting. The Company describes these matters in more detail in the 2023 Annual Meeting Proxy Statement.

Proposal No. 1: Election of Directors

	For	Withheld
William Hazelip	11,410,213	960,564
Thomas J. Marusak	11,724,823	645,954
Michael Toporek	11,392,118	978,659

Proposal No. 2: Ratify UHY LLP as the Independent Registered Public Accountant

Votes For	Votes Against	Votes Abstained
17,886,277	410,853	233,534

Proposal No. 3: Approval to Effect a Reverse Stock Split of Common Stock

Votes For	Votes Against	Votes Abstained
61,877,432.00	5,723,302.00	919,930.00

Proposal No. 4: Approval to Amend and Restate 2023 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained
9,687,886	2,263,207	419,684

Proposal No. 5: Approve, by Non Binding Advisory Vote, Executive Compensation

Votes For	Votes Against	Votes Abstained
10,746,978	1,077,920	545,879

Proposal No. 6: Frequency of Future Non-Binding Proposals on Exec. Compensation

	3 Years	2 Years	1 Year	Abstain
Total Shares Voted	9,038,062	509,663	2,631,582	191,470

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

SOLUNA HOLDINGS, INC.

By:	/s/ David Michaels
Name:	David Michaels
Title:	Chief Financial Officer